UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 2, 2005
                Date of Report (date of Earliest Event Reported)

                         Teletouch Communications, Inc.
               (Exact Name of Company as Specified in its Charter)



               DELAWARE                   001-13436            75-2556090
    (State or Other Jurisdiction of (Commission File No.)   (I.R.S. Employer
    Incorporation or Organization)                         Identification No.)


                  110 N. College, Suite 200, Tyler, Texas 75702
              (Address of principal executive offices and zip code)

                                 (903) 595-8800
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

         Item 8.01        Other Events

No Sale of the Two-Way Radio Business

         On December 2, 2005, the Board of Directors of the Company determined to not to sell its two-way radio business. The Board concluded that it wished to retain ownership of the Company's two-way business in light of the fact that it remained sufficiently profitable and that the likelihood of diminution of value of this business over the next few years was sufficiently low.

Section 9 - Financial Statements and Exhibits

         Item 9.01        Financial Statements and Exhibits

                  (c)     Exhibits

         99.1     Press Release dated December 15, 2005.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2005               By: /s/  Thomas A. Hyde, Jr.
                                               -------------------
                                               Name: Thomas A. Hyde, Jr.
                                               Title: Chief Executive Officer